Exhibit 32.0

CERTIFICATION OF

CHIEF EXECUTIVE OFFICER/CHIEF FINANCIAL OFFICER

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. 1350)

The undersigned executive officer of Trans World Corporation (the “Registrant”) hereby certifies that the Registrant’s Form 10-QSB for the quarter ended June 30, 2007 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and that the information contained therein fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: July 30, 2007	By:	/s/ Rami S. Ramadan
Rami S. Ramadan
Chief Executive Officer/Chief Financial Officer